UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 22, 2009

Date of report (date of earliest event reported)

Foundation Coal Holdings, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32331	42-1638663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Corporate Boulevard, Suite 300, Linthicum Heights, MD 21090-2227

(Address of Principal Executive Offices)

(410) 689-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Foundation Coal Holdings Inc., a Delaware corporation (“Foundation”) and two subsidiaries of Foundation, Foundation Coal Corporation and Foundation PA Coal Company, LLC, have entered into an amendment dated as of May 22, 2009 (“Amendment No. 1”), to Foundation’s existing Credit Agreement, dated as of July 30, 2004, as amended and restated as of July 7, 2006, by and among Foundation Coal Corporation, Foundation PA Coal Company, LLC, Citicorp North America, Inc. as administrative agent and the institutions from time to time party thereto as lenders (the “Foundation Credit Agreement”), following the receipt of consents from lenders holding more than 50% of the loans and commitments under the Foundation Credit Agreement. Foundation has a $500 million revolving credit line and a $335 million term loan with $302 million outstanding as of March 31, 2009 under the Foundation Credit Agreement. Repayment of outstanding indebtedness owed under the credit facility includes quarterly amortization of the term loan beginning in the third quarter of 2009 with both the term loan and revolving credit line maturing July 7, 2011.

Foundation and the other parties thereto have entered into Amendment No. 1 in connection with the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 11, 2009, between Foundation and Alpha Natural Resources, Inc., a Delaware corporation (“Alpha”), pursuant to which and subject to the terms and conditions set forth therein, Foundation and Alpha will merge (the “Merger”), and the surviving corporation of the Merger will be named Alpha Natural Resources, Inc. The terms of Amendment No. 1 will not become operative until the closing of the Merger and satisfaction or waiver of the other conditions contained in Amendment No. 1. The closing of the Merger is not conditioned upon Amendment No. 1 becoming operational.

Pursuant to and subject to the terms and conditions therein, Amendment No. 1 provides for, among other things, the inclusion of the surviving corporation of the Merger and the subsidiaries of Alpha, other than certain excluded subsidiaries, as guarantors under the Foundation Credit Agreement. Amendment No. 1 also provides for an increase in the interest rate to 3.25 percentage points over the London interbank offered rate (“LIBOR”), subject, in the case of revolving loans, to adjustment based on leverage ratios. The current interest rate on Foundation’s credit facilities is 1.25 percentage points over LIBOR. Upon Amendment No. 1 becoming operative, limitations on annual capital expenditure amounts will be eliminated and the amount of incremental credit facilities that may be incurred under the Foundation Credit Agreement will be increased from $100 million to $200 million to a potential total revolving credit line of $700 million.

In addition to consummation of the Merger, conditions to Amendment No. 1 becoming operative include termination and payoff of Alpha’s existing credit facilities, payment of the amendment fee to consenting lenders and certain other conditions.

The foregoing description of Amendment No. 1 and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the complete text of Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Forward Looking Statements

Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties. Alpha and Foundation caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Alpha and Foundation, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Foundation stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Alpha’s and Foundation’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s web site http://www.sec.gov. Alpha and Foundation disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed merger, Alpha and Foundation will be filing documents with the SEC, including the filing by Foundation of a registration statement on Form S-4. The registration statement will include a joint proxy statement/prospectus regarding the proposed merger which will be mailed to Foundation and Alpha stockholders. INVESTORS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC’s website (www.sec.gov). Free copies may also be obtained by accessing Foundation’s website (www.foundationcoal.com) under “Investors/Financial Information & SEC Filings” or Alpha’s website (www.alphanr.com) under “Investor Relations/SEC Filings”, or by directing a request to Foundation at 999 Corporate Boulevard, Suite 300, Linthicum Heights, Maryland 21090, Attn: Investor Relations or to Alpha at One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, Attn: Investor Relations.

Participants in Solicitation

Alpha, Foundation and their respective directors, executive officers and other certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed merger. You can find information about Alpha’s and Foundation’s directors and executive officers in their respective definitive proxy statement filed with the SEC on April 3, 2009. Additional information regarding these participants and other persons who may be deemed participants and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC when they become available. You can obtain free copies of these documents from Alpha or Foundation using the contact information above.

Item 8.01. Other Events.

On May 27, 2009, Foundation issued a joint press release with Alpha regarding the matter described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 to Credit Agreement, dated as of May 22, 2009, by and among Foundation Coal Holdings, Inc., Foundation Coal Corporation, Foundation PA Coal Company, LLC, Citicorp North America, Inc. as administrative agent and lender and the other lenders party thereto.

99.1	Joint Press Release of Foundation Coal Holdings, Inc. and Alpha Natural Resources, Inc., dated May 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOUNDATION COAL HOLDINGS, INC.

	By:	/s/ Greg A. Walker
	Name:	Greg A. Walker
	Title:	Senior Vice President, General Counsel and Secretary

DATE: May 27, 2009

EXHIBIT INDEX

10.1	Amendment No. 1 to Credit Agreement, dated as of May 22, 2009, by and among Foundation Coal Holdings, Inc., Foundation Coal Corporation, Foundation PA Coal Company, LLC, Citicorp North America, Inc. as administrative agent and lender and the other lenders party thereto.

99.1	Joint Press Release of Foundation Coal Holdings, Inc. and Alpha Natural Resources, Inc., dated May 27, 2009.